UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2025

Rithm Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35777	45-3449660
(Commission File Number)	(IRS Employer Identification No.)

799 Broadway New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 850-7770

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	RITM	New York Stock Exchange
7.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR A	New York Stock Exchange
7.125% Series B Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR B	New York Stock Exchange
6.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR C	New York Stock Exchange
7.00% Fixed-Rate Reset Series D Cumulative Redeemable Preferred Stock	RITM PR D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On September 17, 2025, Rithm Capital Corp., a Delaware corporation (“Rithm”), Paramount Group, Inc., a Maryland corporation (“Paramount”), Paramount Group Operating Partnership LP, a Delaware limited partnership and a subsidiary of Paramount (the “Operating Partnership” and, together with Paramount, the “Paramount Parties”), Panorama REIT Merger Sub, Inc., a Maryland corporation and a wholly owned subsidiary of Rithm (“REIT Merger Sub”), and Panorama Operating Merger Sub LP, a Delaware limited partnership and a wholly owned subsidiary of Rithm (“Operating Merger Sub” and, collectively with REIT Merger Sub and Rithm, the “Rithm Parties”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, (i) Operating Merger Sub will be merged with and into the Operating Partnership with the Operating Partnership surviving the merger (the “Partnership Merger”) and (ii) immediately following the consummation of the Partnership Merger, Paramount will be merged with and into REIT Merger Sub with REIT Merger Sub surviving the merger (the “Surviving Entity” and such merger, “Paramount Merger” and, together with the Partnership Merger, the “Mergers” and collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”). Upon completion of the Partnership Merger, the Operating Partnership will become a wholly-owned subsidiary of Rithm, and upon completion of the Paramount Merger, the Surviving Entity will become a wholly-owned subsidiary of Rithm.  Each capitalized term used herein but not otherwise defined has the meaning given to it in the Merger Agreement.

Merger Consideration

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), each Common Unit of the Operating Partnership (each, an “Operating Partnership Common Unit”) that is issued and outstanding immediately prior to the Partnership Merger Effective Time will be automatically cancelled and converted into the right to receive an amount in cash equal to the product of (i) the Conversion Factor (as defined in the Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated as of October 26, 2020, by and between Paramount and the limited partners party thereto (the “OP Agreement”)) in effect on such date with respect to such Operating Partnership Common Units multiplied by (ii) $6.60, without interest (the “Partnership Merger Consideration”).

Notwithstanding the foregoing, each issued and outstanding Operating Partnership Common Unit held by (i) the Rithm Parties or any of their respective subsidiaries or (ii) Paramount or any of its subsidiaries (the “Acquired Companies”) as of the Partnership Merger Effective Time will be automatically retired and will cease to exist, and no consideration will be paid, nor will any right inure or be made with respect to such Operating Partnership Common Units in connection with or as a consequence of the Mergers.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Paramount Merger (the “Paramount Merger Effective Time”), each share of common stock, par value $0.01 per share, of Paramount (the “Paramount Common Stock”) that is issued and outstanding immediately prior to the Paramount Merger Effective Time will be automatically cancelled and converted into the right to receive an amount in cash equal to $6.60 per share, without interest (the “Paramount Merger Consideration”).

Notwithstanding the foregoing, each issued and outstanding share of Paramount Common Stock held by (i) the Rithm Parties or any of their respective subsidiaries or (ii) any of the Acquired Companies as of the Paramount Merger Effective Time will be automatically retired and will cease to exist, and no consideration will be paid, nor will any right inure or be made with respect to such shares of Paramount Common Stock in connection with or as a consequence of the Mergers.

Paramount Compensatory Awards

At the Paramount Merger Effective Time and as a result of the Paramount Merger, (i) each option to purchase shares of Paramount Common Stock that is outstanding immediately prior to the Paramount Merger Effective Time will be cancelled for no consideration and (ii) each restricted share of Paramount Common Stock that is outstanding immediately prior to the Paramount Merger Effective Time will be cancelled and converted into the right to receive a cash payment equal to the Paramount Merger Consideration (subject to applicable tax withholding), without interest.

Operating Partnership Compensatory Awards

At the Partnership Merger Effective Time, (i) each award of long-term incentive plan units of the Operating Partnership (the “Operating Partnership LTIP Units”) that are subject only to time-based vesting conditions will become vested in full (to the extent such award does not otherwise vest in full as a consequence of the Mergers pursuant to its terms) and (ii) each award of appreciation only Operating Partnership LTIP Units (the “Operating Partnership AOLTIP Units”) that vests based on the achievement of certain performance goals, and that is unvested and outstanding immediately prior to the Partnership Merger Effective Time, will become vested in full (with the applicable performance goals being deemed satisfied at the “maximum” level of performance). Subject to certain exceptions, all Operating Partnership LTIP Units and all Operating Partnership AOLTIP Units outstanding immediately prior to the Partnership Merger Effective Time will be converted into Operating Partnership Common Units based on the applicable conversion factor set forth in the OP Agreement and such Operating Partnership Common Units will be cancelled and converted into the right to receive the Partnership Merger Consideration. Certain Operating Partnership LTIP Units will be cancelled and converted into the right to receive an amount in cash equal to the product of (x) the applicable conversion factor set forth in the OP Agreement and (y) the Paramount Merger Consideration (subject to applicable tax withholding), without interest.

Closing Conditions

The consummation of the Mergers is subject to certain customary closing conditions, including, among others, the approval of the Paramount Merger by the affirmative vote of the holders of shares of Paramount Common Stock entitled to cast a majority of all the votes entitled to be cast at a stockholders meeting on the Paramount Merger (the “Stockholder Approval”). The obligations of the parties to consummate the Mergers are not subject to any financing condition or the receipt of any financing by the Rithm Parties.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations, warranties and covenants, including, among others, covenants by Paramount to conduct its business in all material respects in the ordinary course consistent with past practice, subject to certain exceptions, during the period between the execution of the Merger Agreement and the consummation of the Mergers. The Merger Agreement also requires Paramount to convene and hold a stockholders’ meeting for the purpose of obtaining the Stockholder Approval.

Prohibition on Solicitations of Transactions

Paramount has agreed to promptly cease any solicitations, discussions, or negotiations with any person with respect to any Competing Proposal and not, directly or indirectly, to solicit, initiate, provide any non-public information in response to, or knowingly facilitate any inquiry or the making of any proposal that constitutes, or could reasonably be expected to lead to, a Competing Proposal or enter into any acquisition agreement with respect to a Competing Proposal. Prior to obtaining Stockholder Approval, Paramount may, upon receipt of a Competing Proposal that constitutes, or would reasonably be expected to lead to, a Superior Proposal, participate or engage in discussions or negotiations with, or furnish information relating to any of the Acquired Companies to, a person or group of persons making such a Competing Proposal. Prior to obtaining the Stockholder Approval, the board of directors of Paramount (the “Paramount Board”) may, in certain circumstances, effect an Adverse Recommendation Change, subject to complying with specified notice and other terms and conditions set forth in the Merger Agreement.

Termination of the Merger Agreement; Termination Payment

The Merger Agreement contains customary termination rights, including the right of either party to terminate the Merger Agreement if the Mergers have not been completed by 11:59 p.m. (New York time) on March 17, 2026, if any governmental authority of competent jurisdiction has issued a final, non-appealable order permanently restraining or otherwise prohibiting the Transactions, or the Stockholder Approval has not been obtained upon a vote taken at the stockholders’ meeting or any adjournment or postponement thereof. The Merger Agreement also may be terminated by Paramount under certain circumstances, including if, prior to obtaining the Stockholder Approval and after following certain procedures and adhering to certain restrictions, Paramount Board effects an Adverse Recommendation Change in connection with a Superior Proposal and Paramount pays Rithm the Paramount Termination Payment (as defined below) or due to certain uncured material breaches of the Merger Agreement by Rithm. In addition, Rithm may terminate the Merger Agreement under certain circumstances and subject to certain restrictions, including if, prior to obtaining the Stockholder Approval, Paramount Board effects an Adverse Recommendation Change or due to certain uncured material breaches of the Merger Agreement by Paramount.

In certain circumstances further described in the Merger Agreement in connection with the termination of the Merger Agreement, Paramount will be required to pay Rithm a termination fee of $59.7 million (the “Paramount Termination Payment”).

Dividends

Pursuant to the terms of the Merger Agreement, Paramount and its subsidiaries may declare and pay dividends to its stockholders in order for Paramount and its subsidiaries to maintain its qualification as a real estate investment trust (“REIT”). Any such dividend would result in an offsetting decrease to the Paramount Merger Consideration and the Partnership Merger Consideration. No such dividend is currently anticipated.

The foregoing description of the Merger Agreement, the Mergers and the other Transactions is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Rithm or Paramount. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement and as of specific dates; are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement may be subject to important qualifications and limitations agreed to by Rithm and Paramount in connection with the negotiated terms of the Merger Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement. Further, the Merger Agreement should not be read alone but instead should be read in conjunction with the other information regarding the Merger Agreement, the Transactions, Rithm, Paramount, their respective affiliates and their respective businesses that is or will be contained in, or incorporated by reference into, the proxy statement that will be filed with the SEC, as well as in the Forms 10-K, Forms 10-Q and other filings that Rithm or Paramount files or furnishes with the SEC.

Item 7.01	Regulation FD Disclosure.

On September 17, 2025, Rithm issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and the information contained therein is incorporated by reference into this Item 7.01.

The information contained in Item 7.01 of this report, including the information in Exhibit 99.1 attached to this report, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in Exhibit 99.1 attached to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

Forward-Looking Statements

Certain information in this Current Report on Form 8-K and the exhibits hereto may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the Transactions. All statements, other than statements of current or historical fact, contained in this Current Report on Form 8-K may be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” (or the negative of these terms) and other similar expressions are intended to identify forward-looking statements. These statements represent the companies’ current expectations regarding future events and are subject to a number of trends and uncertainties, many of which are beyond Rithm’s and Paramount’s control, which could cause actual results to differ materially from those described in the forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained in this Current Report on Form 8-K. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Cautionary Statements Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Rithm’s and Paramount’s most recent annual and quarterly reports and other filings filed with the U.S. Securities and Exchange Commission (the “SEC”), which are available on both companies’ websites (www.rithmcap.com and www.pgre.com).

Factors which could have a material adverse effect on Rithm’s and Paramount’s operations and future prospects include, but are not limited to, the following risks relating to the Transactions, including in respect of the satisfaction of closing conditions to Transactions on a timely basis or at all, including the ability to obtain the Stockholder Approval; unanticipated difficulties and/or expenditures relating to the Transactions and any related financing; uncertainties as to the timing of the Transactions; litigation related to, or other challenges to, the Transactions; the impact of the Transactions on each company’s business operations (including the threatened or actual loss of employees, clients or suppliers); the inability to obtain, or delays in obtaining cost savings and synergies from the Transactions; incurrence of unexpected costs and expenses in connection with the Transactions; risks related to changes in the financial, equity and debt markets; unexpected challenges related to the integration of Paramount’s businesses and operations; and risks related to political, economic and market conditions. In addition, the risks to which Paramount’s business is subject, including those risks described in Paramount’s periodic reports filed with the SEC, could adversely affect the Transactions and, following the completion of the Transactions, our operations and future prospects.

New risks and uncertainties emerge from time to time, and it is not possible for Rithm and Paramount to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K, and Rithm and Paramount expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Rithm’s and Paramount’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of September 17, 2025, by and among Rithm Capital Corp., Panorama REIT Merger Sub, Inc., Panorama Operating Merger Sub LP, Paramount Group, Inc. and Paramount Group Operating Partnership LP.*

99.1	Press Release, dated as of September 17, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules (or similar attachments) have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITHM CAPITAL CORP.
(Registrant)

By:	/s/ Nicola Santoro, Jr.
Name: Nicola Santoro, Jr.
Title: Chief Financial Officer and Chief Accounting Officer

Dated: September 17, 2025